UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 20, 2020

                                  PIERRE CORP.
                       ---------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                         333-227286                467-4046237
-------------------             --------------------      -------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                          Identification No.)

                         75 E Santa Clara St., 6th Floor
                               San Jose, CA 95113
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (818) 855-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange
   Title of Each Class      Trading Symbol(s)     on Which Registered
   -------------------      -----------------    ---------------------

        None                   N/A                        N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03   Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
            Year.

     On March 20, 2020, shareholders owning a majority of the Company's outstanding shares of common stock amended the Company's Articles of Incorporation to change the name of the Company from Pierre Corp. to Fourth Wave Energy, Inc.

     The  name  and  trading  symbol  changes  will  become   effective  in  the
over-the-counter market following notification by FINRA.

















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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 20, 2020               PIERRE CORP.



                                    By: /s/ J. Jacob Isaacs
                                        ---------------------------------
                                        J. Jacob Isaacs, Chief Executive
                                        Officer






















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